                                                UNITED STATES
                                     SECURITIES AND EXCHANGE COMMISSION
                                           Washington, D.C. 20549

                                                  ---------

                                                  FORM 8-K
                                               CURRENT REPORT

                   Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

                              Date of Report (Date of Earliest Event Reported):
                                                July 9, 2004

                                                 ----------

                                           The Walt Disney Company
                           (Exact name of registrant as specified in its charter)

                                                  Delaware
                               (State or other jurisdiction of incorporation)

                          1-11605                                                   95-4545390
                 (Commission File Number)                               (IRS Employer Identification No.)

               500 South Buena Vista Street
                    Burbank, California                                               91521
         (Address of principal executive offices)                                   (Zip Code)

                                               (818) 560-1000
                            (Registrant's telephone number, including area code)

                                               Not applicable
                           (Former name or address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             99(a) Press release of July 9, 2004

Item 9.  Regulation FD Disclosure

         On July 9, 2004, the Registrant issued the press release furnished as an exhibit to this Report, which is incorporated by reference herein.

                                                 Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Walt Disney Company

                                           By: /s/ Roger J. Patterson
                                               -----------------------
                                               Roger J. Patterson
                                               Vice President, Counsel

Dated:   July 9, 2004

                                                                                                Exhibit 99(a)

Eisner Comment at Allen & Co. Conference
Friday July 9, 2:06 pm ET

BURBANK, Calif.--(BUSINESS WIRE)--July 9, 2004--In response to questions at the Allen & Co. conference in
Sun Valley this morning, Michael Eisner, chief executive officer of The Walt Disney Company (NYSE:DIS - News), repeated his confidence in the strength of the Company's balance sheet and said that management would likely recommend to the Board an increase in the Company's dividend.

Certain statements in this release may constitute "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made and management does not undertake any obligation to update these statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives and information technology improvements, as well as from developments beyond the Company's control, including international, political, health concern and military developments that may affect travel and leisure businesses generally and changes in domestic and global economic conditions that may, among other things, affect the performance of the Company's theatrical and home entertainment releases, the advertising market for broadcast and cable television programming, expenses of providing medical and pension benefits and demand for consumer products. Changes in domestic competitive conditions and technological developments may also affect performance of all significant company businesses. Additional factors are set forth in the Company's Annual Report on Form 10-K for the year ended September 30, 2003 under the heading "Factors that may affect forward-looking statements."

Contact:
   The Walt Disney Company
   Wendy Webb, 818-560-5758 (Investor Relations)
   John W. Spelich, 818-560-8543 (Corporate Communications)